UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
__________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 1, 2008
__________________________

FIREPOND, INC.
(Exact Name of Registrant as Specified in its Charter)
__________________________

Delaware	000-28515	20-3446646
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

205 Newbury Street, Suite 204, Framingham, Massachusetts 01701
(Address of Principal Executive Offices) (Zip Code)

(508) 820-4300
(Registrant’s telephone number,
including area code)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b.
Effective May 1, 2008, Stephen Peary resigned his position as Chief Financial Office at the Company to assume the position of General Counsel of the Company.  Mr. Peary joined the Company in October 2004 as a consultant assisting in the Company’s restructuring and transition to an OnDemand Saas software provider.   He became Chief Financial Officer on April 28, 2005 and has led the Company through several financings and registrations culminating in the most recent debt restructuring and equity raise that closed on April 25, 2008.   Mr. Peary is a graduate of the University of Illinois (BA, Economics), Georgetown University Law School (J.D.) and Boston University (LLM – Taxation).

c.
Effective May 1, 2008, William P. Stelt, age 60, has been promoted to Chief Financial Officer.   Mr. Stelt previously held the position of Controller.  Mr. Stelt joined the Company in November, 2005 serving first as a consultant and then becoming Controller in April, 2006.  During the past five years Mr. Stelt has been employed in similar accounting and finance capacities in both private and public companies.  His responsibilities have encompassed all aspects of accounting and include SEC reporting, procuring financing, as well as managing human resources, risk management, information technology and general and administrative departments.  As Treasurer for Western Gas Resources, a NYSE listed oil and gas company, Mr. Stelt participated in two initial public offerings.  During his tenure annual revenues at Western Gas Resources grew from less than $10 million to more than $1 billion.  From February 2005 through October 2005, Mr. Stelt served as chief financial officer for AFG Enterprises USA, Inc. (“AFG Enterprises”), a shell company that was merged into Firepond in March 2006.  From July 2003 to February 2005, Mr. Stelt consulted to AFG Enterprises on accounting and financial matters.   AFG Enterprises, formerly known as In Store Media Systems, Inc, was organized to develop a computerized, point of sale marketing platform, the Coupon Exchange Center.  In Store Media declared bankruptcy in November 2002 and, as AFG Enterprises, its Plan of Reorganization was confirmed in January 2005.   Mr. Stelt is a former certified public accountant but does not hold an active certificate.  Mr. Stelt has a Bachelor of Science degree in accounting from California State University at Northridge.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRPOND, INC.

Date: May 2, 2008	By:	/s/ William P. Stelt
William P. Stelt
Chief Financial Officer